Creatd 2022 Growth Capital Expansion Plan & Rights Offering







Nasdaq: CRTD

Q3 2022

Safe Harbor

Statements in this presentation concerning the future expectations and plans of Creatd, Inc. (the “Company”), including, without limitation, the Company’s future earnings, partnerships and technology solutions, may constitute forward-looking statements for the purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995 and other federal securities laws and are subject to substantial risks, uncertainties and assumptions. You should not place reliance on these forward-looking statements, which include words such as "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project" or similar terms, variations of such terms or the negative of those terms. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee such outcomes. The Company may not realize its expectations, and its beliefs may not prove correct. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including, without limitation, market conditions and the factors described in the section entitled "Risk Factors" in the Company’s most recent Annual Report on Form 10-K and the Company’s other filings made with the U. S. Securities and Exchange Commission. All such statements speak only as of the date made. Consequently, forward-looking statements should be regarded solely as the Company’s current plans, estimates, and beliefs. Investors should not place undue reliance on forward-looking statements. The Company cannot guarantee future results, events, levels of activity, performance or achievements. The Company does not undertake and specifically declines any obligation to update, republish, or revise any forward-looking statements to reflect new information, future events or circumstances or to reflect the occurrences of unanticipated events, except as may be required by applicable law.

© 2022 Creatd, Inc. All Rights Reserved.

"For the first time ever, we are directly offering every single CRTD shareholder the opportunity to invest side-by-side with us through a Rights Offering."

—The Creatd Management Team

© 2022 Creatd, Inc. All Rights Reserved.

What is a Rights Offering?

A rights offering is an invitation to existing equityholders to purchase additional new securities in the company. This type of issue gives existing holders securities called rights.

With the rights, the equity holder can purchase new securities. It is essentially a democratized public offering process, enabling an issuer (i.e. Creatd) to offer its equity holders the opportunity (but not the obligation) to purchase additional securities, at a premium fixed price, as well as receive additional warrants.

01 The offering is exclusively available to holders of stock or certain securities convertible into stock prior to the record date 7/29/2022

02 Minimizes dilution as amount of stock a shareholder can purchase is proportional to the amount of stock they already own

03 Fair and equitable means to raise capital, safeguarding interests of retail and minority shareholders in particular

04 Tax-efficient means of raising capital in the current market from existing shareholders

05 Any owner of the common stock or convertible securities in the open market before the future record date is eligible to participate

© 2022 Creatd, Inc. All Rights Reserved.

Why do a Rights Offering now?

01 Having eliminated nearly all debt obligations, all expansion capital is invested in growth. Revenues are expected to increase between **$40 - $50 million dollars for FY2023**

02 Creatd has evolved its **technology blueprint for scale**, utilizing its vast network, proprietary data, and an audience of 200MM

03 With **revenue growth of 250%** from 2020 to 2021, Creatd's proven business model is ready for its largest-ever infusion of growth capital to bring the company to profitability

04 The marketplace and valuations for digital assets are creating a **ripe environment for accretive acquisitions** that can easily be absorbed into our business model

05 Significant disruption in the influencer agency space has created an **opportunity for us to work with some of the top influencer talent** on the internet who are seeking a home base

06 We have been and continue to be a **management team that actively participates in the financing** of the company. This offering gives our shareholders the ability to access those same potential gains

© 2022 Creatd, Inc. All Rights Reserved.

Rights Offering Terms

Issuer: Creatd, Inc. (Nasdaq CM: CRTD)

Rights Offered: Each shareholder shall receive two (2) Subscription Rights to purchase units for each share of Common Stock or share of Common Stock underlying a warrant, option, or Preferred share that each shareholder owns

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Offering Maximum: Up to $40,000,000 in gross proceeds

Units Include: (a) one share of Common Stock and (b) one 5-year term cash exercise warrant, with a $3 exercise price and (c) one 5-year exercise Warrant with a $6 exercise price

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Over-Subscription: Holders who fully exercise their respective Basic Subscription Rights will be entitled to subscribe for all additional shares of Common Stock as a result of any unexercised Basic Subscription Rights

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Use of Proceeds: Rights offering proceeds will be used to fund the expansion plan, including sales, marketing, and general working capital purposes

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© 2022 Creatd, Inc. All Rights Reserved.

We're building the homebase for creators

Creatd (Nasdaq: CRTD) is a holding company that provides economic opportunities for creators through technology and partnership.

© 2022 Creatd, Inc. All Rights Reserved.







Creatd's Four Pillar Business Model

Creatd Labs

Technology

Proprietary technology, content creation framework, and digital communities

Companies
Vocal
Vocal Communities

Creatd Partners

Agency

Fosters relationships between brands and creators through agency services

Companies
Vocal for Brands
WHE Agency

Creatd Ventures

E-commerce

Builds, acquires, develops, and scales e-commerce brands

Companies
Camp
Basis
Dune

Creatd Studios

Media Production

Transmedia production and media adaptation

Companies
Intellectual Property
OG Collection, Inc.
OG Gallery, LLC.

Creatd's business model relies on a **Shared Services Model** with 55+ full-time employees and multiple segment specialists

© 2022 Creatd, Inc. All Rights Reserved.

Multiple Flywheel Effects & Growth Drivers


Labs provides Vocal platform, first-party data, and content distribution for Partners
Ventures provides Studios with sales infrastructure for transmedia projects
Technology
(Labs)
Agency
(Partners)
E-commerce
(Ventures)
Media Production
(Studios)
Partners provides Labs with influencers and talent to attract audiences and drive platform growth
Partners provides Ventures' companies marketing capabilities to drive sales
Labs provides Studios curated content and creators for book deals, podcasts, film adaptations, etc.

© 2022 Creatd, Inc. All Rights Reserved.

$40M Expansion Plan

1. **Revenue Acceleration** through strategic alliances, acquisitions, emergent cross-sell/upsell opportunities, and targeted paid media

2. **Product Advancement** with a roadmap focused on delivering continuous upgrades to core technology and products, development of new platforms (replicating Vocal framework), and introduction of first mobile app

3. **Invest in Subscriber Acquisition** strategies to reduce CAC (customer acquisition costs) across our pillars and improve LTV (lifetime value) per user

4. **Compete Head-to-Head** with the major tech platforms /social media players by leveraging our core business strengths including data, technology, and a talented management team

© 2022 Creatd, Inc. All Rights Reserved.

Use of Proceeds

	% Allocation ($40MM)	FY21 (Actual) Revenues	FY22 (Projected) Revenues	FY22 (Pro Forma) Revenues	FY23 (Pro Forma) Revenues	FY24 (Pro Forma) Revenues
Technology (Labs)	$20MM (50%)	$1.9MM	$2MM	$4.5MM	$17MM+	$34MM+
Agency (Partners)	$3MM (7.5%)	$2.3MM	$3MM	$3.5MM	$6MM+	$12MM+
E-commerce (Ventures)	$15MM (37.5%)	$90K	$2MM	$3.5MM	$15MM+	$30MM+
Media Production (Studios)	$2MM (5%)	—	$155K	$500K	$2MM+	$4MM+
Total	**$40MM**	**$4.3MM**	**$7.2MM**	**$12MM**	**$40MM**	**$80MM**

© 2022 Creatd, Inc. All Rights Reserved.

Allocation Breakdown

Our Agency and Media Production businesses, while less scalable in nature, drive significant value for their more scalable sister pillars. Their projects and brands help us penetrate new markets and untapped audiences for our creator platform Vocal and our direct-to-consumer subscriber businesses.



Media Production (Studios)
5% ($2MM)
Agency (Partners)
7.5% ($3.5MM)
E-commerce (Ventures)
37.5% ($15MM)
Technology (Labs)
50% ($20MM)

© 2022 Creatd, Inc. All Rights Reserved.

Creatd Labs

Creatd Labs develops platforms, communities, and technology for creators

Companies
Vocal
Vocal Communities

Growth Capital Allocation
$20MM (50%)

Mission
Grow Vocal from 1.5MM creators to 15MM creators, grow Vocal's collective audience reach from 200MM to 600MM+, and become one of the largest apps for creators and their audiences in the world.

Revenues
Grow revenues from a projected $2MM to $17MM+ by FY2023

© 2022 Creatd, Inc. All Rights Reserved.



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Technology Expansion Levers & Growth Drivers

01 **Expand platform payments** framework to include tokenization features that increase value to creators

02 **Improve moderation + compliance** to protect platform and increase automation

03 **Expand cross-channel paid acquisition**. We will continue to allocate paid media at a much-reduced level, and as a portfolio, decrease our dependency on third-party advertising networks

04 **Increase marketing spend** to drive downloads of our iOS app. The app is expected to create a multitude of revenue transactional opportunities, as well as exponentially increase our proprietary data

05 **Increase our investment in marketing and data analysis** to result in a continually decreasing CAC (Customer Acquisition Cost)

06 **Allocate approximately $10MM for development**, including initiatives involving adapting the technology framework underlying Vocal to build new transformative platforms

© 2022 Creatd, Inc. All Rights Reserved.

Creatd Partners

Creatd Partners fosters relationships between brands and creators

Companies
Vocal for Brands
WHE Agency

Growth Capital Allocation
$3MM (7.5%)

Mission
Expand our influencer network to 1,000+ worldwide. Continue to expand our portfolio of Fortune 500 brand clients.

Revenues
Grow revenues from a projected $3MM to $6MM+ by FY2023



© 2022 Creatd, Inc. All Rights Reserved.

Agency Expansion Levers & Growth Drivers

01 **Acqui-hire talent through accretive acquisitions** of performance and brand marketing agencies

02 **Expand shared operations and client services** model between agencies

03 **Grow reach** through onboarding of top tier influencers and celebrities

04 **Engage top tier brands** with our new shared service model

05 **Invest in internal data platform** to improve efficiencies and increase revenues

05 **Leverage Creatd Studios production capabilities** to provide further value to brands through a shared IP strategy

© 2022 Creatd, Inc. All Rights Reserved.

Creatd Ventures

Creatd Ventures invests in, develops, and scales e-commerce brands

Companies
Camp
Dune
Basis

Growth Capital Allocation
$15MM (37.5%)

Mission
Expand product offerings for current owned-and-operated brands, Camp, Dune, and Basis. Broaden portfolio with a series of accretive acquisitions, with targets that align with our existing portfolio and can be easily consolidated into our supply chain infrastructure.

Revenues
Grow revenues from a projected $2MM to $15MM+ by FY2023


DUNE
GLOW REMEDY


basis
Clean Hydration Mix


PLANT FIRST

© 2022 Creatd, Inc. All Rights Reserved.

Ventures Expansion Levers & Growth Drivers

01 **Expand customer acquisition** through cross-channel marketing initiatives; 1/3 of $15M allocation earmarked for marketing and data analysis to fuel recurring revenue growth

02 **Complete 3-6 accretive acquisitions in a 12 month period**, with a focus on creator-founded brands. Once integrated, utilize our shared service model to increase margins

03 **Expand partnerships with big-box retailers**, to drive national distribution in brick-and mortar locations including Urban Outfitters, CVS, and more

04 **Develop new and innovative SKUs** (Stock Keeping Units) for our current owned and operated brands to expand our product offerings for new and existing subscribers

05 **Expand online marketplace distribution strategy** including Amazon, Walmart, and more

06 **Continue to collaborate with Shopify** and other e-commerce technologies to strengthen e-commerce infrastructure

© 2022 Creatd, Inc. All Rights Reserved.

Creatd Studios

Creatd Studios partners with creators to produce stories for TV, film, podcasts, and print

Companies/Assets
OG Collection, LLC
OG Gallery, Inc.
Intellectual Property
Media and NFT Library

Growth Capital Allocation
$2MM (5%)

Mission
To harness Vocal's powerful storytelling to bring creators' original stories and their captivated audiences into the entertainment and publishing space to explore new platforms at the bleeding edge of technology.

Revenues
Grow revenues from a projected $155K to $2MM+ by FY2023

© 2022 Creatd, Inc. All Rights Reserved.



Studios Expansion Levers & Growth Drivers

01 **Partnership with Film Sales Corp.** for the production of video content, to be distributed through streaming platform deals

02 **Partnership with UK-based crowdsourced publisher**, Unbound, for book publications, featuring stories sourced from Vocal creators

03 **Entry into podcast space** with a series of creator-led podcasts in development, in partnership with PodPeople

04 **Formation of graphic novel development arm**, in collaboration with top-tier creative talent in the space

05 **Identification and optioning of IP and talent**, through our Partners and Labs business segments

06 **Spin-off OG Collection, Inc.**, its subsidiary, OG Gallery, LLC and its associated NFT library

© 2022 Creatd, Inc. All Rights Reserved.

Summary

"Today marks our most important financial offering as a company since our Uplisting in September of 2020. Having eliminated nearly all debt obligations and closing the gap between revenue and operational expenses, Creatd's expansion has reached its moment of inflection.

The $40 Million Rights Offering will allow Creatd's current and future shareholders to purchase units consisting of common stock and warrants. If all shareholders participate, and $40MM is raised, the offering could drive between a 10x – 20x increase in revenues over the next 12 to 18 months. Then, if all warrants underlying the units are exercised, the Company would receive an additional $180MM."

— Jeremy Frommer, Founder & Executive Chairman

FY 2020	Uplisted to Nasdaq in September
FY 2021	Generated $4.3MM in revenues (255% increase YoY)
Q3 2022	Rights offering up to $40MM in gross proceeds
FY 2022	$15MM+ pro forma annual revenue projections
Q2 2023	Projected EBITDA breakeven
FY 2023	$40MM+ pro forma annual revenue projections
FY 2024	$80MM+ pro forma annual revenue projections

© 2022 Creatd, Inc. All Rights Reserved.

Contact

For more information, please contact ir@creatd.com or your registered broker dealer to inquire about Creatd's (Nasdaq CM: CRTD) Rights Offering.

© 2022 Creatd, Inc. All Rights Reserved.